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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

                                O.I. CORPORATION
             (Exact name of registrant as specified in its charter)

            Oklahoma                                   0-6511                                  73-0728053
  (State or other jurisdiction                (Commission File Number)                        (IRS Employer
        of incorporation)                                                                  Identification No.)


           151 Graham Road, P.O. Box 9010, College Station, Texas                               77842-9010
                  (Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code: (979) 690-1711


           ___________________________________________________________
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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SECTION 8 -- OTHER EVENTS

ITEM 8.01. OTHER EVENTS

      O.I. Corporation, an Oklahoma corporation (the "Company"), announced in a Current Report on Form 8-K dated March 7, 2006 and its Definitive Proxy Statement filed April 7, 2006 that Edwin B. King, a member of the Company's Board of Directors (the "Board"), intended to retire from the Board on or before December 31, 2006. Mr. King has informed the Board that he no longer intends to retire from the Board on or before December 31, 2006, but instead currently intends to continue serving as a director until a date to be determined but in any event no later than the end of his current term, which expires on the day of the 2007 Annual Meeting of the Company's stockholders.
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                                   SIGNATURES

      In accordance with section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      O.I. CORPORATION

                                      Date: January 3, 2007


                                      By:   /s/ William W. Botts
                                          ----------------------------
                                      Name:     William W. Botts
                                      Title:    President/CEO